UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 2, 2024

Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement.

Ferrellgas, L.P. (the “Company”) previously entered into the Credit Agreement dated as of March 30, 2021, as thereby amended from time to time (as amended, the “Credit Agreement”), among the Company, Ferrellgas, Inc., the general partner of the Company (the “General Partner”), the subsidiaries of the Company party thereto as guarantors (the “Subsidiary Guarantors”), JPMorgan Chase Bank, N.A. as administrative agent and collateral agent (the “Agent”), and the lenders and issuing lenders party thereto from time to time.

On July 2, 2024, the Company entered into the Fourth Amendment to Credit Agreement (the “Fourth Amendment”) among the Company, the General Partner, the Subsidiary Guarantors party thereto, the Agent and the lenders party thereto.

The Fourth Amendment:

●	with respect to base rate loans, modified the applicable margin to be between 1.75% and 2.25% per annum depending on total net leverage, with the applicable margin for base rate loans after the effective date of the Fourth Amendment until the first adjustment date being 2.00%;
●	with respect to benchmark loans, modified the applicable margin to be between 2.75% and 3.25% per annum depending on total net leverage, with the applicable margin for benchmark loans after the effective date of the Fourth Amendment until the first adjustment date being 3.00%;
●	modified the undrawn fee required to be paid to the lenders on the average daily unused amount of the revolving credit facility to be at a rate of 0.50% per annum; and
●	reduced the aggregate revolving commitment by the positive difference, if any, between the aggregate principal amount of any indebtedness incurred in connection with the refinancing of the 5.375% Senior Notes due April 1, 2026, issued by Company and Ferrellgas Finance Corp., and the original aggregate principal amount of such notes.

In addition, pursuant to the Fourth Amendment, the Agent and the lenders party thereto, subject to certain conditions, (i) agreed that the Company may provide letters of credit (the “Eddystone Litigation Appeal LCs”) as collateral support to certain third party surety providers in connection with any appeal of the Order and Judgment (the “Judgment”) of the U.S. District Court for the Eastern District of Pennsylvania (the “District Court”) in connection with the Eddystone Litigation (as defined in the Fourth Amendment), and procure the appeal bonds for such appeal (the “Eddystone Litigation Appeal Bond”), and (ii) waived, to the extent such was required to be waived, solely with respect to the Eddystone Litigation Appeal Bond and the Eddystone Litigation Appeals LCs, the requirements of the Credit Agreement which would otherwise prohibit or restrict the Eddystone Litigation Appeal Bond and the Eddystone Litigation Appeals LCs. The negative covenants of the loan parties to the Credit Agreement as set forth in the Fourth Amendment were modified accordingly, as applicable, to carve out the Eddystone Litigation Appeal Bond and the Eddystone Litigation Appeals LCs from certain prohibited activities, such as prohibited indebtedness and prohibited liens.

The foregoing description of the Fourth Amendment is only a summary and is qualified in its entirety by reference to the Fourth Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1

Fourth Amendment to Credit Agreement, dated as of July 2, 2024, among Ferrellgas, L.P., Ferrellgas, Inc., certain subsidiaries of Ferrellgas, L.P., as guarantors, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto

10.2	Exhibit A to the Fourth Amendment to Credit Agreement - Form of Eddystone Litigation Appeal Bond
10.3	Exhibit B to the Fourth Amendment to Credit Agreement - Credit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: July 9, 2024	By:	/s/ Michael E. Cole
Chief Financial Officer
(Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

Date: July 9, 2024	By:	/s/ Michael E. Cole
Chief Financial Officer and Sole Director
(Principal Financial and Accounting Officer)

FERRELLGAS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: July 9, 2024	By:	/s/ Michael E. Cole
Chief Financial Officer
(Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

Date: July 9, 2024	By:	/s/ Michael E. Cole
Chief Financial Officer and Sole Director
(Principal Financial and Accounting Officer)